First Quarter 2022 Earnings Presentation May 10, 2022 EX – 99.2

Disclaimer Presentation This presentation (“Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments, of CareMax, Inc. (“CareMax” or the “Company”) or any of its affiliates. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. CareMax assumes no obligation to update any information in this Presentation, except as required by law. Except as otherwise stated herein, references to "CareMax" for periods prior to June 8, 2021 refer to CareMax Medical Group, LLC prior to the business combination with Deerfield Healthcare Technology Acquisitions Corp. and IMC Holdings LLC ("IMC"). Projections This Presentation contains projected financial information. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward Looking Statements” paragraph below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent registered public accounting firm of CareMax has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and, accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and strategy. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the impact of COVID-19 or any variant thereof on the Company's business and results of operation; the availability of sites for de novo centers and the costs of opening such medical facilities; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to the Company's services; the Company's ability to continue its growth, including in new markets; changes in laws and regulations applicable to the Company's business, in particular with respect to Medicare Advantage and Medicaid; the Company's ability to maintain its relationships with health plans and other key payers; any delay, modification or cancellation of government contracts; the Company's future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs; the Company or any other party’s ability to fulfill contractual obligations; the impact of board leadership changes; the Company's ability to recruit and retain qualified team members and independent physicians;. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in the Company’s reports filed with the SEC. All information provided in this presentation is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law, and forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Presentation. Use of Non-GAAP Financial Information Certain financial information and data contained this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by the Company with the SEC. Some of the financial information and data contained in this presentation, such Adjusted EBITDA and Platform Contribution and margin thereof have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review the Company’s audited financial statements, which have been filed by the Company with the SEC. A reconciliation for Adjusted EBITDA and Platform Contribution to the most directly comparable GAAP financial measures is included in this Presentation. Adjusted EBITDA and Platform Contribution are presented on a pro forma basis to give effect to the acquisitions of IMC and Care Holdings as if they had occurred in historical periods, which does not necessarily reflect what the Company’s Adjusted EBITDA or Platform Contribution would have been had the acquisitions occurred on the dates indicated. A reconciliation of projected 2022 pro forma Adjusted EBITDA to the most directly comparable GAAP financial measure is not included in this presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate this non-GAAP financial measure. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on the Company’s future GAAP results.

CareMax at a Glance 34K+ Medicare Advantage Members 2011 Year Founded 48 Medical Centers 100+ Employed Providers 84K+ Total Members We are… A founder-led, technology-enabled, whole person healthcare platform providing value-based care and chronic disease management to seniors. Our mission… Is to empower care teams to provide high-quality, compassionate care by transforming the primary care delivery model to improve outcomes for patients most in need and to reduce overall costs. We empower providers… By providing a medical management platform equipped with data, analytics, and rules-based decision tools and workflows used by physicians across the United States. 100+ Affiliated Providers We offer community health and wellness centers that provide a comprehensive suite of healthcare and social services 5-Stars CMS Quality Rating2 ~60% Dual-Eligible Members3 3 States 6 MSAs1 Metropolitan Statistical Area (MSA). 2021 Star rating across CareMax centers as of year-end 2021. Represents percentage of Medicare Advantage members who are eligible for both Medicare and Medicaid.

First Quarter 2022 Update Reported revenue of $137M for 1Q22, of which ~93% was risk-based revenue Achieved a 72.6% Medical Expense Ratio for 1Q221 Medicare Advantage membership of 34,000, up 106% year-over-year2 Strong patient engagement evidenced by over 75% of members seen by their primary care physician in 1Q22 Entered into a $300 million Credit Agreement to support de novo growth strategy Medical Expense Ratio equals external provider costs divided by Medicare and Medicaid risk-based revenues. Year-over-year comparison is pro forma for the business combinations of IMC Medical Group Holdings and Care Holdings as if they had occurred on January 1, 2021.

We Expect Continued Growth in Our Center Footprint and Medicare Advantage Membership Centers Medicare Advantage Members 10x ~13x 2021 2017 2019 2018 2020 2022E 60 38,000 - 40,000 2017 2022E 2018 2019 2020 2021 1Q22 YE22 1Q22 YE22

We Have Managed to Lower COVID Admissions Among Our Members with Each Successive Wave COVID Admission Volumes by Quarter1 Quarterly Inpatient Admissions per Thousand Legacy CareMax and IMC Medicare only. D614G Variant Alpha Variant Delta Variant Omicron Variant

Reaffirming Financial Outlook for Full Year 2022 FY 2022 Guidance YoY % growth Medicare Advantage Membership 38,000 to 40,000 13% to 19% Revenue $540 million to $560 million 34% to 39%1 Adjusted EBITDA $30 million to $40 million 125% to 200%1 Year-End Center Count 60 (15 openings) 33% Compared to pro forma 2021 revenue and Adjusted EBITDA assuming the business combinations of IMC Medical Group Holdings and Care Holdings occurred on January 1, 2021.

First Quarter 2022 Financial Supplement

Reconciliation to Non-GAAP Financial Metrics 1Q22 Non-GAAP Reconciliation 1Q21 Non-GAAP Reconciliation Reflects impact of business combination of CareMax, IMC Medical Group Holdings, and Care Holdings and other pro forma adjustments as may arise from the combination. $'000s GAAP 1Q22 Adjustments Non-GAAP 1Q22 Revenue $136,920 $– $136,920 External Provider Costs 92,856 – 92,856 Cost of care 27,349 (558) 26,791 Platform Contribution     $17,274 External Provider Costs $92,856 $– $92,856 Medicare and Medicaid Risk Revenue 127,912 – 127,912 Medical Expense Ratio     72.6% $'000s GAAP 1Q21 Adjustments1 Non-GAAP 1Q21 Revenue $27,918 $60,500 $88,418 External Provider Costs 18,159 42,119 60,278 Cost of care 5,353 8,074 13,427 Platform Contribution     $14,713 External Provider Costs $18,159 42,119 $60,278 Medicare and Medicaid Risk Revenue 27,816 56,475 84,291 Medical Expense Ratio     71.5%

Reconciliation to Adjusted EBITDA Note: Pro forma and non-GAAP figures give effect to the combinations of CareMax, IMC, and Care Holdings as if they had occurred in historical periods (the “Business Combination”). Totals may not sum due to rounding. Pro forma net income replaces historical interest expense and D&A with go-forward assumptions of interest expense and D&A reflecting current leverage and applicable D&A schedules. Relates to the reclassification of earnout shares granted in relation to the Business Combination from shareholders’ equity to liabilities as of June 30, 2021, reverting to shareholders’ equity as of July 9, 2021 per ASC 815, resulting in non-cash gains and losses from the remeasurement of such liabilities in 2Q21 and 3Q21. Net Income to Adjusted EBITDA Bridge 1 3 4 5 Reflects professional fees, salaries and wages, and other expenses deemed one-time in nature. Includes expenses and fees related to business combinations, non-recurring transactions, and M&A and integration teams. Includes operating losses incurred by de novo centers up to 18 months after opening. 2 $'000s 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Net Income (Loss) $3,170 $3,466 ($281) $1,218 $1,302 $10,057 ($14,479) ($3,553) ($16,797) GAAP Pro Forma Adjustments (3,513) 160 (189) 1,912 (2,730) (6,186) – – – Pro Forma Net Income ($343) $3,626 ($470) $3,130 ($1,429) $3,871 ($14,479) ($3,553) ($16,797) Interest Expense, Net 1,658 1,689 1,656 1,628 1,400 1,667 1,291 1,905 1,728 Depreciation and Amortization 3,514 3,244 3,368 3,418 2,979 3,339 5,176 6,089 5,062 Income Tax Provision/(Benefit) – – – – – – – 159 181 Loss/(Gain) on Remeasurement of Warrant Liabilities – – – – – (1,795) (10,227) (8,735) 3,536 Loss/(Gain) on Remeasurement of Earnout Liabilities – – – – – (17,420) 11,625 – – Loss/(Gain) on Disposal of Fixed Assets – – – – – – – 50 – Loss/(Gain) on Extinguishment of Debt – – – 451 – 806 (279) 7 – Other Expense/(Income) (2) (12) 100 (997) 212 (2,367) 840 493 462 EBITDA $4,827 $8,547 $4,653 $7,630 $3,162 ($11,900) ($6,053) ($3,585) ($5,829) Other Adjustments Non-Recurring Expenses (309) 1,985 2,763 1,390 2,795 8,257 4,249 4,653 6,055 Acquistions Costs 656 678 789 893 1,168 3,806 1,871 2,325 3,429 Stock-Based Compensation – – – – – – 966 375 1,087 De Novo Losses 3 24 68 484 184 364 195 489 1,119 Discontinued Operations – (0) (35) (12) (1) (0) – – – Adjusted EBITDA $5,178 $11,233 $8,237 $10,385 $7,308 $527 $1,229 $4,257 $5,862

Historical Non-GAAP Financial Summary Note: Figures give effect to the combinations of CareMax, IMC, and Care Holdings as if they had occurred in historical periods. Totals may not sum due to rounding. Includes operating losses incurred by de novo centers up to 18 months after opening. Non-GAAP Income Statement $'000s 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Medicare Risk Revenue $63,373 $62,040 $63,188 $65,210 $65,394 $66,618 $76,428 $91,277 $107,747 Medicaid Risk Revenue 10,827 14,828 20,565 19,062 18,897 20,454 20,884 20,160 20,165 Other Revenue 4,608 4,126 3,351 3,801 4,127 4,839 7,308 6,869 9,008 Total Revenue $78,808 $80,994 $87,104 $88,073 $88,418 $91,911 $104,620 $118,306 $136,920 Less: External Provider Costs $53,472 $52,780 $60,158 $57,775 $60,278 $70,466 $73,329 $79,724 $92,856 Less: Cost of Care 11,246 10,093 11,417 12,446 13,427 13,246 20,315 22,538 26,791 Platform Contribution $14,090 $18,121 $15,529 $17,852 $14,712 $8,199 $10,976 $16,044 $17,794 Platform Contribution Margin (%) 17.9% 22.4% 17.8% 20.3% 16.6% 8.9% 10.5% 13.6% 12.6% Less: Sales and Marketing $1,057 $1,245 $1,290 $1,431 $391 $1,688 $1,274 $2,615 $3,301 Less: Corporate, General and Administrative 7,858 5,667 6,069 6,519 7,197 6,347 8,668 9,662 9,230 Adjusted Operating Expenses $8,915 $6,912 $7,359 $7,951 $7,588 $8,036 $9,942 $12,276 $4,743 Plus: De Novo Losses1 $3 $24 $68 $484 $184 $364 $195 $489 $1,119 Adjusted EBITDA $5,178 $11,233 $8,237 $10,385 $7,308 $527 $1,229 $4,257 $5,862

Capitalization and Liquidity Excludes unvested warrants as of March 31, 2022. Warrants have a strike price of $11.50/share and (other than the Related warrants) are subject to a $18.00 redemption cap. Warrants are currently out of the money based on CareMax’s closing share price as of May 9, 2022. The remaining 3.2 million of earnout shares are issuable if the volume weighted average price exceeds $15.00/share on 20 days within any 30-day trading period in the second year. Reflects unvested and outstanding RSUs and PSUs as of March 31, 2022. Excludes unvested and outstanding stock options that are out of the money based on CareMax’s closing share price as of May 9, 2022. Figures reflect book value as of March 31, 2022. Revolver availability was $35.4M as of March 31, 2022, reflecting $40.0M of gross capacity less $4.6M of Letters of Credit issued. Diluted Share Count Net Debt (Cash) $'000s Capacity Outstanding5 Term Loan Principal $125,000 $115,874 Revolving Credit Facility6 40,000 – Other Debt NA 58 Total Debt $165,000 $115,932 Cash and Equivalents as of March 31, 2022 $32,740 Net Debt (Cash)   $83,192 '000s Class A Shares Outstanding   87,368 Related Warrants1 2,500 Private Placement Warrants 2,917 Public Warrants 2,875 Total Warrants   8,292 Shares Issueable Through Warrants2 – CareMax Earnout Shares 3,500 IMC Earnout Shares 2,900 Total Earnout Shares   6,400 Total Earnout Shares Issued 3,200 Total Earnout Shares Remaining to be Issued3 3,200 Restricted Stock Units Outstanding 1,162 Performance Share Units Outstanding 66 Stock Options Outstanding 131 Total Underlying Shares Outstanding   1,172 Dilutive Impact of RSUs, PSUs, and Options4 1,041 Pro Forma Shares Outstanding as of March 31, 2022   91,609

Pro Forma Impact of New Credit Agreement Note: The above description of the new Credit Agreement is not complete and is qualified in its entirety by reference to the full text of the Credit Agreement. Consists of outstanding debt on vehicles and furniture. We have entered into a new Credit Agreement which provides us with $190 million of initially funded term loans and $110 million of delayed draw term loans Initial funding under the new Credit Agreement is expected to contribute net proceeds of approximately $57 million to our balance sheet after fully repaying obligations under our Existing Credit Agreement and after giving effect to transaction discounts and expenses Pro Forma Capitalization $'000s     1Q22 As Reported Adjustments 1Q22 As Adjusted   Total Cash and Equivalents $32,740 $57,070 $89,810   Existing Credit Agreement Outstanding Principal 120,313 (120,313) – Capitalized Financing Costs (4,438) 4,438 – Book Value $115,874 ($115,874) $–   New Credit Agreement Outstanding Principal – 190,000 190,000 Capitalized Financing Costs – (11,981) (11,981) Book Value $– $178,019 $178,019   Other Debt1 Book Value $58 $– $58   Total Book Value of Debt $115,932 $62,145 $178,077   Total Stockholders' Equity $492,190 ($6,298) $485,892   Total Capitalization     $608,122 $55,847 $663,969

Q&A